EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of January 16, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Newfield	Low 130's	Gulf of Mexico	Feb. 06
ENSCO 68	MLT 84-CE	400	ExxonMobil	Mid 90's	Gulf of Mexico	Jan. 06	Next to Tana to Feb. 06, mid 150's
ENSCO 69	MLT 84-S	400	Shipyard		Gulf of Mexico	Feb. 06	Next to ConocoPhillips in Venezuela to Jun. 07, low 70's
ENSCO 74	MLT Super 116-C	400	Dominion	Low 90's	Gulf of Mexico	Apr. 06	Rate increases late Jan. 06 to low 110's
ENSCO 75	MLT Super 116-C	400	Stone	Mid 150's	Gulf of Mexico	Jan. 06	Next to Tarpon to Feb. 06, mid 160's
ENSCO 81	MLT 116-C	350	Hunt Petroleum	Mid 130's	Gulf of Mexico	Mar. 06	Next to BP, well to well, market rate
ENSCO 82	MLT 116-C	300	Pogo	High 80's	Gulf of Mexico	Feb. 06	Next to Chevron to Aug. 06, low 100's
ENSCO 83	MLT 82 SD-C	250	Gryphon	Mid 110's	Gulf of Mexico	May 06	Next to shipyard for approx. 40 days to Jul. 06
ENSCO 84	MLT 82 SD-C	250	Apache	Low 100's	Gulf of Mexico	Apr. 06
ENSCO 86	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 06
ENSCO 87	MLT 116-C	350	Shipyard		Gulf of Mexico	Mar. 06	Next to Hunt Petroleum to Sep. 06, market rate
ENSCO 89	MLT 82 SD-C	250	Unocal	Low 100's	Gulf of Mexico	May 06
ENSCO 90	MLT 82 SD-C	250	Apache	Low 100's	Gulf of Mexico	Apr. 06
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Mid 70's	Gulf of Mexico	Sep. 06	Rate increases Mar. 06 to mid 120's
ENSCO 98	MLT 82 SD-C	250	Dominion	Low 70's	Gulf of Mexico	Feb. 06	Next to Stone to Aug. 06, mid 70's
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 80's	Gulf of Mexico	Apr. 06	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Houston Expl.	Mid 130's	Gulf of Mexico	Jan. 06	Next to Dominion to Jan. 06, low 100's, then to Nexen to Feb. 07, low 140's
Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Shipyard		Gulf of Mexico	Jan. 06	Next to Chevron to Jan. 08, mid 180's, plus options
ENSCO 8500	Dynamically Positioned	8500	Under construction			2Q 08	Contracted to Anadarko, Dominion, Kerr McGee to 2Q 12, low 250's plus operating cost escalation & lump sum payment of $20 million, plus options
Platform Rigs
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Dec. 06	Well to well
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of January 16, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	ATP	Mid 70's	UK	Jun. 06	Plus options
ENSCO 71	Hitachi K1032N	225	Maersk	High 70's	Denmark	Aug. 06	Accommodation mode for 1-2 months, rate TBD, plus options
ENSCO 72	Hitachi K1025N	225	Total	High 140's	Netherlands	Dec. 06	Market rate, plus option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 160's	UK	May 06	Market rate, plus options
ENSCO 85	MLT 116-C	225	Newfield	Mid 80's	UK	Mar. 06	Rate increases mid Feb. 06 to market rate, next to ExxonMobil to May 06, mid 90's, then to Newfield to Dec. 07, market rate, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 160's	UK	Mar. 06	Market rate, plus options, expect continuation to Jan. 07, next expect to work to May 08, mid 160's, plus options
ENSCO 101	KFELS MOD V-A	400	Tullow	Low 150's	UK	Apr. 07	Market rate, plus options
ENSCO 102	KFELS MOD V-A	400	Enroute		UK	Feb. 06	Next to ConocoPhillips to Mar. 07, low 150's, plus options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 130's	Nigeria	Feb. 07	Plus option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 70's	India	Dec. 06	Rate increases Jun. 06 to high 90's, plus option
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Dec. 06	Rate increases Mar. 06 to high 90's, plus option
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 60's	Qatar	May 08	Plus options
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Jan. 08	Plus options
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Plus options
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	Plus option
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Plus options

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of January 16, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	Mid 60's	Brunei	Jan. 08	Rate adjusts every six months (next adj. Jun. 06)
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Jun. 06	Expect to continue working to Nov. 07, rate increases Jul. 06 to mid 70's, then rate increases Nov. 06 to low 110's, plus options
ENSCO 56	F&G 780 Mod II	300	Shipyard		Singapore	Feb. 06	Next to Shell Todd in New Zealand to Mar. 07, low 80's, plus options, then expect to work to Apr. 07, mid 140's, plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	Low 90's	Malaysia	Dec. 06	Rate increases Aug. 06 to low 100's, plus options
ENSCO 67	MLT 84-CE	400	ROC Oil	High 90's	Australia	Feb. 06	Plus options, then to Apache to Dec. 06, mid 90's, then expect to work to Jul. 07, mid 140's
ENSCO 104	KFELS MOD V-B	400	Premier	Mid 80's	Indonesia	Mar. 06	Next to CTOC to Aug. 06, mid 90's, plus options
ENSCO 106	KFELS MOD V-B	400	Apache	Low 100's	Australia	Mar. 07	Rate increases Mar. 06 to mid 180's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Feb. 06	Next expect to work in Malaysia to Mar. 06, low 100's, then to Pearl in Thailand to May 06, low 100's, then to KNOC in Vietnam to Sep. 06, low 100's, plus options, then to Origin in New Zealand to Aug. 07, mid 180's, plus options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next expect to work to Nov. 08 in Indonesia, mid 170's, rate increases Oct. 07 to high 170's, then increases Apr. 08 to mid 190's, then increases Oct. 08 to low 200's, plus options

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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